Exhibit 10.29

[COMMERCIAL BANKING LOGO]
Calgary Commercial Banking Centre
Calgary Place, Tower 2, 4th Floor
355 4 Ave. S.W.
Calgary, Alberta
T2P 0H9
Telephone No.: (403) 292-1038
Fax No. : (403) 292-1317

June 5, 2002

Novatel Inc.

1120 - 68th Ave. N.E.

Calgary, AB T2E 8S5

CAN

Attn: Werner Gartner EVP & CFO.

Dear Sir:

We are pleased to offer the Borrower the following credit facilities (the “Facilities”), subject to the terms and conditions outlined below.

BORROWER	Novatel Inc. (the “Borrower”)

LENDER	The Toronto-Dominion Bank (the “Bank”), through its 4th Floor, 355 - 4 Avenue S.W. branch, in Calgary, AB T2P 0H9.

CREDIT LIMIT	1)	CDN$650,000 (and/or L/C’s and/or L/G’s up to a Maximum of CDN$650,000 or its US$ Equivalent)

TYPE OF CREDIT AND BORROWING OPTIONS	1)	Operating Loan available at the borrower’s option by way of:
• Prime Rate Based Loans in CDN$ (“Prime Based Loans”)

PURPOSE	The Borrower will use the Facility to fund working Capital.

TENOR	1)	Uncommitted

TERM	1)	No Term

INTEREST RATES AND FEES	Advances shall bear interest and fees as follows:
	1)	Operating Loan:
• Prime Based Loans: Prime Rate + 0.00% per annum
• Letters of Credit in CDN$ or US$ (“L/C’s) at 2.00% of amount
• Stand-by Letters of Guarantee in CDN$ (“L/G’s) at 1.00% per annum

Information on Interest Rate Definitions, Interest Calculations and Payment is set out in the Schedule “A” attached hereto.

DRAWDOWN	1)	On a revolving basis, Notice periods, minimum amounts of draws, interest periods and other similar details are set out in the Schedule “A” attached hereto.

BUSINESS CREDIT SERVICE

The Borrower will have access to Prime Based Loans via Loan Account Number 8181-9318020 (the “Loan Account”) up to the Credit Limit, by withdrawing funds from the Borrower’s Current Account Number 8181-0318020 (the “Current Account”). The Borrower agrees that each advance from the Loan Account will be in an amount equal to $25,000. (the “Transfer Amount”) or a multiple thereof.  If the transfer amount is NIL, the Borrower agrees that an advance from its Loan Account may be in an amount sufficient to cover the debits made to the Current Account. The Borrower agree that:

	a)	all other overdraft privileges which have governed the Current Account are hereby canceled.
	b)	all outstanding overdraft amounts under any such other agreements are now included as indebtedness under the Facility.

The Bank may, but is not required to, automatically advance the Transfer Amount or a multiple thereof or any other amount from the Loan Account to the Current Account in order to cover the debits made to the Current Account if the amount in the Current Account is insufficient to cover the debits. The Bank may, but is not required to, automatically and without notice apply the funds in the Current Account in amounts equal to the Transfer Amount or any multiple thereof or any other amount to repay the outstanding amount in the Loan Account.

REPAYMENT	On Demand. If the Bank demands repayment, the Borrower will pay to the Bank all amounts outstanding under the Operating Loan.

PREPAYMENT

Prepayment charges referred to in Schedule “A” for Facilities where the Tenor is described as Committed and Drawdown is not on a revolving basis are waived for amounts outstanding that have been borrowed by way of Prime Based Loans.

SECURITY

The following security has been provided, and supports all present and future indebtedness and liability of the Borrower and the grantor of the security to the Bank including without limitation indebtedness and liability under foreign exchange contracts, cash management products, and derivative contracts, shall be registered in first position, and shall be on the Bank’s standard form, supported by resolutions and solicitor’s opinion, all acceptable to the Bank:

	a)	Hypothecation of Securities in the amount of $1,000,000 currently held with TD Bank.

TO BE OBTAINED:

	b)	Continuing Documentary Letter of Credit Agreement;

All of the above security shall be referred to collectively in this Agreement as “Bank Security”.

DISBURSEMENT CONDITIONS	The obligation of the Bank to make any loan hereunder is subject to the Standard Disbursement Conditions contained in Schedule “A” and the following additional drawdown conditions;
	•	All security and documentation are to be on hand and satisfactory to the Bank prior to availability of the Operating Line of Credit.
	•	Registration of Security item a) to be registered at Personal Property Registry.

REPRESENTATIONS AND WARRANTIES

All representations and warranties shall be deemed to be continually repeated so long as any amounts remain outstanding and unpaid under this Agreement or so long as any commitment under this Agreement remains in effect.  The Borrower makes the Standard Representations and Warranties set out in Schedule “A”.

POSITIVE COVENANTS

So long as any amounts remain outstanding and unpaid under this Agreement or so long as any commitment under this Agreement remains in effect, the Borrower will observe the Standard Positive Covenants set out in Schedule “A” and in addition will;

	a)	provide audited Financial Statements within 120 days of fiscal year end.

NEGATIVE COVENANTS

So long as any amounts remain outstanding and unpaid under this Agreement or so long as any commitment under this Agreement remains in effect, the Borrower will observe the Standard Negative Covenants set out in Schedule “A”.

EVENTS OF DEFAULT

The Bank may accelerate the payment of principal and interest under any committed credit facility hereunder and cancel any undrawn portion of any committed credit facility hereunder, at any time after the occurrence of any one of the Standard Events of Default contained in Schedule “A” attached hereto or after any one of the following additional Events of Default:

	a)	Other than Purchase Money Security Interests, no security interests are to be granted by the Company unless the TD Bank is also provided with security on a pari passu basis.

ANCILLARY FACILITIES

In addition to the Facilities, the Bank has made available to the Borrower the following ancillary facilities (the “Ancillary Facilities”) which the Borrower agrees will not be used for speculative purposes:

	1)	Forward Foreign Exchange Facility which allows the Borrower to enter into up to US$2,500,000 for a period up to 12 months from the date the Forward Foreign Exchange contract is entered into.

SCHEDULE “A” -STANDARD TERMS AND CONDITIONS

Schedule “A” sets out the Standard Terms and Conditions (“Standard Terms and Conditions”) which apply to these credit facilities. The Standard Terms and Conditions, including the defined terms set out therein, form part of this Agreement, unless this letter states specifically that one or more of the Standard Terms and Conditions do not apply or are modified.

AMENDMENTS TO SCHEDULE “A” TERMS AND CONDITIONS	The following amendments to the Standard Terms and Conditions apply:

	•	Section #7. Standard Positive Covenants. Item “e” does not apply.
	•	Section #8. Standard Negative Covenants. Item’s “a”, “b” and “d” do not apply.
	•	Section #8. Standard Negative Covenants. Item “g” shall be amended such that any change of ownership or change in the capital structure of the borrower must be a material change.
	•	All References to Guarantors and/or Subsidiaries shall not apply.

We trust you will find these facilities helpful in meeting your ongoing financing requirements.  We ask that if you wish to accept this offer of financing (which includes the Standard Terms and Conditions), please do so by signing and returning the attached duplicate copy of this letter to the undersigned.  This offer will expire if not accepted in writing and received by the Bank on or before June 19, 2002.

Yours truly,

THE TORONTO-DOMINION BANK:

/s/ Karan Pitz	P430	/s/ Phil Amett	[ILLEGIBLE]
Karen Pitz	Signing	Phil Amett	Signing
Relationship Manager	No.	Manager Commercial Credit	No.

TO THE TORONTO-DOMINION BANK:

Novatel Inc. hereby accepts the foregoing offer

this 18th day of June, 2002.

/s/ WERNER GARTNER	/s/ PATRICK FENTON
Signature	Signature

WERNER GARTNER, EVP & CFO	PATRICK FENTON, CTO
Print Name & Position	Print Name & Position